77O.   Transactions effected pursuant to Rule 10f-3


-Affiliated Underwriting Syndicate Transactions (Rule 10f-3)
PIMCO Funds: Pacific Investment Management Series - PIMS and Private Account Portfolio Series - PAPS



The securities were acquired pursuant to the following conditions: The securities are:

(i)	part of an issue registered under the Securities Act of 1933 as amended, (the 1933 Act) that is being offered to the public;
(ii)	municipal securities that have received an investment grade rating from at least one nationally recognized statistical rating organization;
(iii)	securities sold in a public offering of securities conducted under the laws of a country other than the United States subject to certain limitations; or
(iv)	securities sold in an offering of securities offered or sold in transactions exempt from registration under section 4(2) of the 1933 Act, or rule 144A or rules 501 to 508 under the 1933 Act to persons that the seller believes to include qualified institutional buyers.

2. The securities must be purchased prior to the end of the first day of the offering, at a price no higher than that paid by other purchasers.

3. The securities must be offered pursuant to a firm commitment underwriting agreement.

4.  The commission, spread or profit received must be reasonable and fair.


5. For securities sold in a public offering in the U.S. or another country, or sold in transactions exempt from U.S. registration, the issuer or its predecessor, must have been in continuous operation for not less than three years.

6. The amount of securities of any class of an issue to be purchased by an investment company, plus other investment companies having the same investment adviser may not exceed 25% of the offering.

7. The security may not be purchased from an officer, director, member of an advisory board, investment adviser or employee of the investment company or from a firm of which any of the foregoing is an affiliate.



Fund
Description
Trade Date
Broker
Other Syndicate Members
% of Issuance
Purchased Price


TRANSACTIONS: October 1, 2003 - March 31, 2004


PIMS Diversified Fund
Nalco Co. Sr NT 144A W/RRTS
10/29/2003
Broker:
Citigroup Global Markets, Inc.
Other Syndicate Members:
Bank of America Securities
Citigroup
Deutsche Bank
Goldman Sachs
JP Morgan
UBS
Bank One Capital Markets
Credit Lyonnais
Royal Bank of Scotland plc
0.08%
100.000



PIMS High Yield Fund
Host Marriot LP 144A W/RR
10/27/2003
Broker:
Bank of America Securities
Deutsche Bank
BNY Capital Markets
Citigroup
Credit Lyonnais
Fleet Securities
Goldman Sachs
Merrill Lynch
Scotia Capital
Societe Generale
0.74%
100.000



PIMS High Yield Fund (Continued)
Nalco Co SR NT 144A W/RRTS
10/29/2003
Broker:
Citigroup Global Markets, Inc.
Other Syndicate Members:
Bank of America Securities
Citigroup
Deutsche Bank
Goldman Sachs
JP Morgan
UBS
Bank One Capital Markets
Credit Lyonnais
Royal Bank of Scotland plc
1.11%
100.000



PIMS High Yield Fund (Continued)
Nalco Co SR NT 144A W/RRTS
10/29/2003
Broker:
Citigroup Global Markets, Inc.
Other Syndicate Members:
Bank of America Securities
Citigroup
Deutsche Bank
Goldman Sachs
JP Morgan
UBS
Bank One Capital Markets
Credit Lyonnais
Royal Bank of Scotland plc
10.51%
100.000



PIMS High Yield Fund (Continued)
Allied Waste North America 144A W/RRTS
11/05/2003
Broker:
Citigroup Global Markets, Inc.
Other Syndicate Members:
Citigroup
Credit Suisse First Boston
Deutsche Bank
JP Morgan
UBS
Bank One Capital Markets
BNP Paribas
Credit Lyonnais
Fleet Securities
10.71%
100.000



PIMS High Yield Fund (Continued)
Hanover Compress Co SR NT
12/09/2003
Broker:
JP Morgan Chase Bank
Other Syndicate Members:
Citigroup
JP Morgan
ABN Amro
Bank One Capital Markets
Bank of Nova Scotia
Credit Lyonnais
Royal Bank of Scotland plc
Wachovia Securities
Wells Fargo
3.35%
100.000



PIMS High Yield Fund (Continued)
Hanover Compress Co SR NT
12/09/2003
Broker:
JP Morgan Chase Bank
Other Syndicate Members:
Citigroup
JP Morgan
ABN Amro
Bank One Capital Markets
Bank of Nova Scotia
Credit Lyonnais
Royal Bank of Scotland plc
Wachovia Securities
Wells Fargo
0.25%
100.000



PAPS High Yield Portfolio
Nalco Co SR NT 144A W/RRTS
10/29/2003
Broker:
Citigroup Global Markets, Inc.
Other Syndicate Members:
Bank of America Securities
Citigroup
Deutsche Bank
Goldman Sachs
JP Morgan
UBS
Bank One Capital Markets
Credit Lyonnais
Royal Bank of Scotland plc
0.04%
100.000



PAPS High Yield Portfolio (Continued)
Allied Waste North America 144A W/RRTS
11/05/2003
Broker:
Citigroup Global Markets, Inc.
Other Syndicate Members:
Citigroup
Credit Suisse First Boston
Deutsche Bank
JP Morgan
UBS
Bank One Capital Markets
BNP Paribas
Credit Lyonnais
Fleet Securities
Scotia Capital
0.14%
100.000



PIMS Diversified Fund
Trinity Industries LE 144A W/RRT
03/05/2004
Broker:
JP Morgan Chase Bank
Other Syndicate Members:
Credit Suisse First Boston
JP Morgan Securities
Bank of America Securities
Bank of Tokyo-Mitsubishi
BNP Paribas
Dresdner Kleinwort Wasserstein Securities
Royal Bank of Scotland plc (US)
Scotia Capital
Wachovia Securities, Inc.
0.33%
100.000



PIMS Diversified Fund (Continued)
Cablevision Systems Hold Co.
03/30/2004
Broker:
Citigroup Global Markets, Inc.
Other Syndicate Members:
Bank of America Securities
Bear Stearns & Co.
Citigroup
Morgan Stanley
Deutsche Bank
Bank of New York
Barclays Capital
Dresdner Kleinwort Wasserstein Securities
Mizuho Securities USA Inc.
SG Cowen Securities Corp.
0.05%
100.000



PIMS High Yield Fund
Trinity Industries LE 144A W/RRT
03/05/2004
Broker:
JP Morgan Chase Bank
Other Syndicate Members:
Credit Suisse First Boston
JP Morgan Securities
Bank of America Securities
Bank of Tokyo-Mitsubishi
BNP Paribas
Dresdner Kleinwort Wasserstein Securities
Royal Bank of Scotland plc (US)
Scotia Capital
Wachovia Securities, Inc.
1.20%
100.000



PAPS High Yield Portfolio
Trinity Industries LE 144A W/RRT
03/05/2004
Broker:
JP Morgan Chase Bank
Other Syndicate Members:
Credit Suisse First Boston
JP Morgan Securities
Bank of America Securities
Bank of Tokyo-Mitsubishi
BNP Paribas
Dresdner Kleinwort Wasserstein Securities
Royal Bank of Scotland plc (US)
Scotia Capital
Wachovia Securities, Inc.
0.03%
100.000